Supplement dated June 18, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

Supplement dated June 18, 2025, to the Updating Summary Prospectus and Prospectus dated May 1, 2025 for Executive Benefit VUL II policies

issued by Empower Life & Annuity Insurance Company of New York

COLI VUL-2 Series Account

This Supplement amends certain information contained in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

The Board of Trustees of the Victory Variable Insurance Funds approved a plan to liquidate the Victory RS Small Cap Growth Equity VIP Series (the “Fund”). It is anticipated that the liquidation will take place on or about August 28, 2025 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Policy. As a result, the Sub-Account (the “Victory RS Small Cap Growth Equity VIP Series Sub-Account”) that invests in the Fund will also be liquidated. The Fund closed to new investors on June 9, 2025. Existing Policy Owners may continue to purchase shares of the Fund until August 22, 2025.

Policy Value on the Date of Liquidation. If you have Account Value allocated to the Victory RS Small Cap Growth Equity VIP Series Sub-Account as of 3:00 p.m. Central Time on August 28, 2025, Protective Life Insurance Company (“Protective”) will automatically transfer that Account Value to the Fidelity® VIP Government Money Market Portfolio (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on August 22, 2025, Account Value may no longer be allocated or transferred into the Victory RS Small Cap Growth Equity VIP Series Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on August 22, 2025, for the allocation of Account Value to the Victory RS Small Cap Growth Equity VIP Series Sub-Account will result in an allocation of such Account Value to the Money Market Sub-Account.

Transfer Rights. Under your Policy, you are permitted to transfer Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Policy. The currently available Sub-Accounts for your Policy can be located online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

You may transfer from Victory RS Small Cap Growth Equity VIP Series Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer fee counting towards the number of free transfers permitted in any Policy Year. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Policy Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the funds available under the Policy, including the Money Market Sub-Account, please call us at 1-888-353-2654. If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Account Value from the Victory RS Small Cap Growth Equity VIP Series and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 1-888-353-2654 or through the Internet at www.protective.com.